      [SPDR LOGO]




SPDR(R) KBW BANK ETF                                                         KBE
                                                                   (NYSE Ticker)
SUMMARY PROSPECTUS - OCTOBER 31, 2009

Before you invest in the SPDR KBW Bank ETF (the "Fund"), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2009, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=KBE. You may also obtain this information at no charge by calling (866) 787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

 INVESTMENT OBJECTIVE
 The SPDR KBW Bank ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the KBW Bank Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

-----------------------------------------------------------------------------------------------
MANAGEMENT FEES                                0.35%
-----------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES          0.00%
-----------------------------------------------------------------------------------------------
OTHER EXPENSES                                 0.00%
-----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           0.35%
-----------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).


PRECISE IN A WORLD THAT ISN'T. TM                 1 of 4

      [SPDR LOGO]





The Index is a float adjusted modified-market capitalization-weighted index that seeks to reflect the performance of publicly traded companies that do business as banks or thrifts. The Index is currently comprised of common stocks of national money centers and leading regional banks or thrifts listed on the New York Stock Exchange or another U.S. national securities exchange, or NASDAQ Stock Market. The Index components are selected to provide appropriate representation of the industry's sub-sectors. As of September 30, 2009, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   BANKING SECTOR RISK: The Fund's assets will generally be concentrated in the banking sector, which means the Fund will be more affected -- for better or for worse -- by the performance of the banking sector versus a fund that was more diversified. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and thus, failure to maintain or increase market share may result in lost market share.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.


PRECISE IN A WORLD THAT ISN'T. TM                 2 of 4

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                  16.50
2007                                                 -21.81
2008*                                                -47.39




  Highest Quarterly Return: 17.84% (Q3 2008)
  Lowest Quarterly Return: -33.63% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was 8.70%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -47.39%         -19.90%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -47.83%         -20.59%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -30.19%         -16.01%
-------------------------------------------------------------------------------------------------------
KBW BANK INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -47.55%         -19.74%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                 3 of 4

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.


PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of shares known as "creation units." The creation unit for the Fund consists of 50,000 shares. Creation unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.

Individual shares of the Fund are listed for trading on NYSE Arca, Inc., and you may purchase shares of the Fund on the secondary market through your broker-dealer at market prices. Although it is expected that the market price of the Fund's shares typically will approximate its net asset value ("NAV"), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy shares of the Fund on the secondary market, and you may receive less than NAV when you sell those shares. As with all secondary market transactions, you may be charged brokerage commissions and may pay some or all of the spread between the bid and the offered price in the secondary market.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                     KBESUMMPROS


PRECISE IN A WORLD THAT ISN'T. TM                 4 of 4